Exhibit 99.2

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No’s. 333-234732, 333-224645, 333-198409, 333-198407, 333-193201, 333-169222, 333-188499, and 333-130604) of Adtalem Global Education Inc. of our report dated April 23, 2021 relating to the financial statements of the Walden Education Business, which appears in this Current Report on Form 8-K/A.

/s/ PricewaterhouseCoopers LLP

Baltimore, MD

October 22, 2021